Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of WSFS Financial Corporation (the Company) for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Mark A. Turner, President and Chief Executive Officer (Principal Executive Officer), and Dominic C. Canuso, Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Turner	/s/ Dominic C. Canuso
Mark A. Turner	Dominic C. Canuso
President and Chief Executive Officer	Executive Vice President and
(Principal Executive Officer)	Chief Financial Officer
(Principal Financial and Accounting Officer)

March 1, 2017